UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      001-10435                06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

      ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                    06890
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

      The Company is furnishing its presentation delivered at its 2008 Annual Meeting on Wednesday, April 23, 2008 (the "Annual Meeting Presentation"). The Annual Meeting Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The disclosure of the Annual Meeting Presentation on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

      The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Annual Meeting Presentation or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

      The Annual Meeting Presentation is available on the Company's website at www.ruger.com/corporate/. The Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 The Annual Meeting Presentation, delivered at the Company's Annual Meeting of shareholders on April 23, 2008.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.


                                        By: /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

Dated: April 23, 2008


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